UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of September 1, 2005, providing for the issuance of

Asset-Backed Pass-Through Certificates, Series 2005-WF2)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-124036-07	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 8, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WF2 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), CitiBank, N.A. as authenticating agent, certificate registrar and paying agent and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of twenty-nine classes of certificates (collectively, the “Certificates”), designated as the “Class AF-1 Certificates,” the “Class AF-2 Certificates,” the “Class AF-3 Certificates,” the “Class AF-4 Certificates,” the “Class AF-5 Certificates,” the “Class AF-6A Certificates,” the “Class AF-6B Certificates,” the “Class AF-7 Certificates,” the “Class MF-1 Certificates,” the “Class MF-2 Certificates,” the “Class MF-3 Certificates,” the “Class MF-4 Certificates,” the “Class MF-5 Certificates,” the “Class CE-1 Interest Certificates,” the “Class P-1 Interest Certificates,” the “Class AV-1 Certificates,” the “Class AV-2 Certificates,” the “Class AV-3 Certificates,” the “Class MV-1 Certificates,” the “Class MV-2 Certificates,” the “Class MV-3 Certificates,” the “Class MV-4 Certificates,” the “Class MV-5 Certificates,” the “Class MV-6 Certificates,” the “Class MV-7 Certificates,” the “Class CE-2 Certificates,” and the “Class P-2 Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $839,800,323 as of September 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 1, 2005 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated September 1, 2005, between the Depositor and the

Representative and also pursuant to a Certificate Purchase Agreement, dated September 1, 2005, between the Depositor and the Representative.

The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate
Class AF-1	$104,398,000.00	Variable(3)
Class AF-2	$104,398,000.00	4.922% per annum(3
Class AF-3	$25,704,000.00	4.871% per annum(3
Class AF-4	$134,667,000.00	4.964% per annum(3
Class AF-5	$53,195,000.00	5.350% per annum(3
Class AF-6A	$15,294,000.00	5.629% per annum(3
Class AF-6B	$52,599,000.00	5.550% per annum(3
Class AF-7	$54,473,000.00	5.249% per annum(3
Class MF-1	$15,539,000.00	5.517% per annum(3
Class MF-2	$11,727,000.00	5.666% per annum(3
Class MF-3	$8,502,000.00	6.111% per annum(3
Class MF-4	$2,932,000.00	6.250% per annum(3
Class MF-5	$2,932,000.00	6.250% per annum(3
Class CE-1	$255.30	Variable(4)
Class P-1	$100.00	N/A(5)
Class AV-1	$121,240,000.00	Variable(2)
Class AV-2	$91,090,000.00	Variable(2)
Class AV-3	$14,245,000.00	Variable(2)
Class MV-1	$7,603,000.00	Variable(2)
Class MV-2	$6,589,000.00	Variable(2)
Class MV-3	$3,802,000.00	Variable(2)
Class MV-4	$2,534,000.00	Variable(2)
Class MV-5	$2,535,000.00	Variable(2)
Class MV-6	$2,281,000.00	Variable(2)
Class MV-7	$1,520,000.00	Variable(2)
Class CE-2	$867.41	Variable(3)
Class P-2	$100.00	N/A(4)

(1) Approximate.

(2) Calculated as described in the Prospectus Supplement.

(3) Calculated as set forth in the Agreement.

(4) The Class CE-1 will accrue interest at its variable Pass-Through Rate on the Notional Amount of the Class CE-1 outstanding from time to time which shall equal the aggregate Uncertificated Balance of the REMIC I-A Regular Interests (other than REMIC I-A Regular Interest I-LTP). The Class CE-1 will not accrue interest on its Certificate Principal Balance.

(5) The Class P-1 and Class P-2 Certificates will not accrue interest.

(6) The Class CE-2 Interest will accrue interest at its variable Pass-Through Rate on the Notional Amount of the Class CE-2 Interest outstanding from time to time which shall equal the aggregate Uncertificated Balance of the REMIC II-A Regular Interests (other than REMIC II-A Regular Interest I-LTP). The Class CE-2 Interest will not accrue interest on its Certificate Principal Balance.

The Certificates (other than the Class CE-1 Certificates, Class CE-2 Certificates, Class

P-1 Certificates, Class P-2 Certificates, Class R-1 Certificates and the Class R-2 Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated September 1, 2005, and the Prospectus Supplement, dated September 1, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and Trust Administrator, Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent and U.S. Bank National Association as Trustee, relating to the Series 2005-WF2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 23, 2005
CITIGROUP MORTGAGE LOAN TRUST INC.

		By:	/s/ David Reedy
		Name:	David Reedy
		Title:	Assistant Secretary

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as Master Servicer and Trust Administrator, Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent and U.S. Bank National Association as Trustee, relating to the Series 2005-WF2 Certificates.	7

Exhibit 4.1